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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 10, 2008

                              ONCOLOGIX TECH, INC.
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           (Name of Small Business Issuer as Specified in Its Charter)

                                     0-15482
                             ----------------------
                            (Commission File Number)

              Nevada                                             86-1006416
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(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                                  P.O. Box 8832
                           Grand Rapids, MI 49518-8832
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                    (Address of principal executive offices)

                                 (616) 977-9933
                            -------------------------
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement.

     On October 10, 2008 the Registrant entered into an agreement with the University of Maryland pursuant to which the Master License Agreement between the parties was modified so as to extend until January 5, 2009 the accomplishment of the "milestone" consisting of the filing of an Investigational Device Exemption for a Licensed Product to the FDA or any foreign equivalent of the Company commences a Clinical Trial of a Licensed Product. The previous due date for these milestone was September 16, 2008. The extension is subject to each of the following conditions: (1) that on before November 30, 2008 the University shall have received from IUT (the proposed purchaser of our Oncosphere assets) a Research and Development and Business Plan, reasonably acceptable to the University, for the commercialization of the Oncosphere technology; (2) that on or before January 5, 2009, the proposed Asset Sale to IUT shall have been approved by the shareholders of the Registrant and the sale has been consummated; (3) that IUT (or its subsidiary) and the University shall have entered into a new mutually acceptable Master License Agreement with respect to the Oncosphere technology; (4) the Registrant shall have amended its Articles Of Incorporation to increase its authorized capital stock as proposed in a certain Proxy Statement that has been filed with the Securities and Exchange Commission but not yet become effective ; and (5) that 2,000,000 shares of the Registrant's common stock shall be issued and sold to the University in consideration of the extension agreement.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit             Title

99                  License Modification Agreement

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 15, 2008                     ONCOLOGIX TECH, INC.


                                            By:  /s/  Judy Lindstrom
                                               --------------------------------
                                                      Judy Lindstrom, President

                                            By:  /s/  Michael A. Kramarz
                                               --------------------------------
                                                      Michael A. Kramarz,
                                                      Chief Financial Officer